                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant     X
                               -----
     Filed by a Party other than the Registrant
                                                 ----
     Check the appropriate box:

            Preliminary Proxy Statement         Confidential, for Use of the
      ----                              ----    Commission Only
                                                (as permitted by Rule 14a-
                                                6(e)(2))

        X   Definitive Proxy Statement
      ----
            Definitive Additional Materials
      ----
            Soliciting Material Pursuant to
      ----  Section 240.14a-11(c) or Section 240.14a-12

                                 NORTHERN FUNDS
  ----------------------------------------------------------------------------


                (Name of Registrant as Specified in Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      X   No fee required.
     ----
          Fee computed on table below per Exchange Act Rules
     ---- 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
  ----------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
  ----------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ----------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
  ----------------------------------------------------------------------------

      (5) Total fee paid:
  ----------------------------------------------------------------------------

          Fee paid previously with preliminary materials.
      ---
  ----------------------------------------------------------------------------

          Check box if any part of the fee is offset as provided by Exchange Act

      --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
  ----------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
  ----------------------------------------------------------------------------

      (3) Filing Party:
  ----------------------------------------------------------------------------

      (4) Date Filed:
  ----------------------------------------------------------------------------

                                IMPORTANT NOTICE


                       ----------------------------------

                         TO NORTHERN FUNDS SHAREHOLDERS
                 ---------------------------------------------
QUESTIONS & ANSWERS

While we recommend that you read the complete proxy statement, for your convenience, we have provided answers to some of the most frequently asked questions and a brief summary of the issues to be voted on.

Q WHY AM I RECEIVING THIS PROXY STATEMENT?

A Northern Funds is seeking approval on several proposals, including the election of trustees, the reorganization of Northern Funds as a Delaware business trust, and the amendment of the Funds' fundamental investment policies to achieve uniformity and appropriate flexibility. Certain other proposals also are included in this proxy statement, which are explained in detail on the following pages.

Q WILL MY VOTE MAKE A DIFFERENCE?

A Yes. Your vote is needed to ensure that the proposals can be acted upon. And, your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q HOW DO THE TRUSTEES OF MY FUND(S) SUGGEST THAT I VOTE?

A After careful consideration of the proposals, the trustees of your Fund(s) unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card.

Q WHO IS PAYING FOR THE EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?


A The Funds will pay for the expenses related to the preparation and assembling of the proxy statements and the holding of the shareholder meeting. Northern Trust and other financial intermediaries that have entered into shareholders servicing agreements will pay for all other mailing expenses related to the solicitation of proxies.


Q WHERE DO I MAIL MY PROXY CARD(S)?

A You may use the enclosed postage-paid envelope, or mail your proxy card(s) to:


         ADP Proxy Tabulator
         P.O. Box 9131
         Hingham, MA 02043-9131


Q WHOM CAN I CALL IF I HAVE QUESTIONS?

A We will be happy to answer your questions about the proxy solicitation. Simply call us at (800)-595-9111 between the business hours of 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

                         NORTHERN FUNDS FAMILY OF FUNDS


-------------------------------------------------------------


               EQUITY FUNDS
                  Growth Equity Fund
                  Income Equity Fund
                  International Growth Equity Fund
                  International Select Equity Fund
                  Mid Cap Growth Fund
                  Select Equity Fund
                  Small Cap Fund
                  Small Cap Growth Fund
                  Small Cap Index Fund
                  Stock Index Fund
                  Technology Fund

               FIXED INCOME FUNDS
                  Arizona Tax-Exempt Fund
                  California Intermediate Tax-Exempt Fund
                  California Tax-Exempt Fund
                  Fixed Income Fund
                  Florida Intermediate Tax-Exempt Fund
                  High Yield Fixed Income Fund
                  High Yield Municipal Fund
                  Intermediate Tax-Exempt Fund
                  International Fixed Income Fund
                  Short-Intermediate U.S. Government Fund
                  Tax-Exempt Fund
                  U.S. Government Fund

               MONEY MARKET FUNDS
                  California Municipal Money Market Fund
                  Money Market Fund
                  Municipal Money Market Fund
                  U.S. Government Money Market Fund
                  U.S. Government Select Money Market Fund

                                 NORTHERN FUNDS



                                                                February 7, 2000


Dear Shareholder:


You are cordially invited to attend a Special Meeting of Shareholders of Northern Funds (the "Trust"), to be held on March 21, 2000 at 11:30 a.m., Chicago time, at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60675.


At this important meeting, you will be asked to consider and take action on the election of Trustees (Proposal 1) and the ratification of the selection of independent public auditors, Arthur Andersen LLP (Proposal 2). In addition, as described more fully in the Proxy Statement, you will be asked to approve a change in the organization of the Trust and certain amendments relating to the investment policies of the Trust's investment portfolios (the "Funds") (Proposals 3, 4 and 5). We believe that these proposals are important and will allow us to improve the Funds' operations.


In particular, Proposal 3 recommends the tax-free conversion of the Funds into portfolios of a new Delaware business trust. This conversion will not result in any change to the assets, fees or investment policies of the Funds; however, the Trustees believe that organizing the Funds as portfolios of a Delaware business trust offers certain advantages. These advantages include a clear limitation on Shareholder liability and potential cost savings. The dollar value and number of Shares of your investment in a Fund will not be affected by the conversion.


Proposal 4 recommends that you approve a new fundamental investment policy (and a related amendment to the Trust's Declaration of Trust) that will provide the Funds greater flexibility to invest in the securities of other investment companies. The Trustees believe that this increased flexibility offers the potential for greater efficiencies and will eliminate the need and expense of further Shareholder action in the future.

Proposals 5(A)-(F) recommend amendments that are intended to modernize, standardize and clarify certain of the Funds' fundamental investment policies.


You should carefully read the Proxy Statement that discusses each proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached, and a form of Proxy is enclosed for your use for each Fund in which you are invested.

The Trustees have unanimously recommended that Shareholders approve each proposal to be acted upon at the meeting.



Your continuing interest in the affairs of the Funds is gratefully acknowledged. Whether or not you expect to attend the meeting, it is important that your Shares be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals contained in the Proxy Statement.


                                 Sincerely,




                                 /s/ Lloyd A. Wennlund



                                 Lloyd A. Wennlund
                                 Managing Director of
                                 Mutual Funds
                                 Northern Trust Global Investments



ATTENTION INVESTMENT MANAGERS: IF YOU HAVE THE AUTHORITY TO VOTE SHARES OF THE FUND(S) TO WHICH THESE PROXY MATERIALS RELATE, PLEASE VOTE. IF YOU DO NOT HAVE THIS AUTHORITY, PLEASE FORWARD THESE MATERIALS TO YOUR CLIENT AT YOUR EARLIEST CONVENIENCE. NORTHERN FUNDS OFFERS INVESTORS ACCESS TO THE INVESTMENT ADVISORY SERVICES OF THE NORTHERN TRUST COMPANY AND NORTHERN TRUST QUANTITATIVE ADVISORS, INC. THE NORTHERN TRUST COMPANY ALSO SERVES AS CO-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT TO NORTHERN FUNDS.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 2000



A Special Meeting of Shareholders (the "Meeting") of each investment portfolio (the "Funds") of Northern Funds (the "Trust") will be held on March 21, 2000, at 11:30 a.m. (Chicago time) at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60675, for the following purposes:


        (1)  With respect to the Trust, to elect twelve Trustees;

        (2) With respect to the Trust, to ratify or reject the selection of Arthur Andersen LLP as independent auditors of the Trust for the fiscal year ending March 31, 2000;

        (3) With respect to each Fund, to approve an Agreement and Plan of Reorganization pursuant to which each Fund will be reorganized as a portfolio of Northern Funds, a Delaware business trust;

        (4) With respect to each Fund, to approve a new fundamental investment policy regarding investments in other investment company securities and a related amendment to the Trust's Declaration of Trust;

        (5) With respect to each Fund, to approve amendments to the Fund's fundamental investment policies; and

        (6) To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO THE TRUST AND YOUR FUND(S).


Shareholders of record of each Fund at the close of business on January 25, 2000 will be entitled to vote at the Meeting or at any adjournment. The Proxy Statement and the accompanying Proxy Card(s) are being mailed to Shareholders on or about February 7, 2000.

It is important that you return your signed and dated Proxy Card(s) promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                 By Order of the Board of Trustees
                                 of Northern Funds

                                 Jeffrey A. Dalke,
                                 Secretary


February 7, 2000


PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD(S) FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD(S) IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. A PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE INVESTED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE MAY SAVE THE TRUST THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                PROXY STATEMENT
                                    GENERAL



THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF TRUSTEES (THE "TRUSTEES") OF NORTHERN FUNDS (THE "TRUST"). The proxies will be used at a Special Meeting of Shareholders of the investment portfolios of the Trust (the "Funds"). The Special Meeting will be held at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60675, on March 21, 2000, at
11:30 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. The Special Meeting and any adjournment is referred to as the "Meeting."


The Trustees have fixed the close of business on January 25, 2000 as the record date (the "Record Date") for determining the Shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per Share at the Meeting.


Appendix A sets forth the number of Shares of beneficial interest of each Fund outstanding as of January 25, 2000. Appendix B sets forth the persons who owned beneficially more than 5% of the Shares of any Fund as of that date.



Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company ("Northern Trust") and PFPC Inc. ("PFPC"), as well as by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Funds.



This Proxy Statement and accompanying Proxy(ies) are being first mailed to Shareholders on or about February 7, 2000.


The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders who are being solicited with respect to each proposal. In connection with each of the matters set forth in the attached Notice of Meeting, each Fund will either vote together with the other Funds or separately as indicated.

                         SUMMARY OF VOTING ON PROPOSALS


                              PROPOSAL                           SHAREHOLDERS SOLICITED
              ----------------------------------------  ----------------------------------------
1.            Election of twelve Trustees.              The Trust with all Funds voting as a
                                                        single class.
2.            Ratification of the selection of Arthur   The Trust with all Funds voting as a
              Andersen LLP as independent auditors for  single class.
              the fiscal year ending March 31, 2000.
3.            Approval of an Agreement and Plan of      Each Fund voting separately.
              Reorganization pursuant to which each
              Fund will be reorganized as a portfolio
              of Northern Funds, a Delaware business
              trust.
4.            Approval of a new fundamental investment  Each Fund voting separately.
              policy regarding investments in other
              investment company securities and a
              related amendment to the Trust's
              Declaration of Trust.
5.            Approval of amended fundamental
              investment policies.
    (A)       Investment policy on commodities.         Each Fund voting separately.
    (B)       Investment policies on borrowing and      Each Fund voting separately.
              lending.
    (C)       Investment policy on issuer               Each Fund voting separately.
              diversification.
    (D)       Investment policy on mortgaging.          Each Fund voting separately.
    (E)       Investment policy on puts and calls.      All Funds, except the Short-
                                                        Intermediate U.S. Government, California
                                                        Intermediate Tax-Exempt, Arizona
                                                        Tax-Exempt, High Yield Municipal, High
                                                        Yield Fixed Income, Small Cap Index and
                                                        Small Cap Growth Funds, voting
                                                        separately.
    (F)       Investment policy on municipal            Intermediate Tax-Exempt, California
              investments.                              Intermediate Tax-Exempt, Florida
                                                        Intermediate Tax-Exempt, Tax Exempt,
                                                        Arizona Tax-Exempt, California
                                                        Tax-Exempt, High Yield Municipal,
                                                        Municipal Money Market and California
                                                        Municipal Money Market Funds voting
                                                        separately.


The Trust will furnish, without charge, copies of the Funds' March 31, 1999 Annual Shareholders Report and September 30, 1999 Semi-Annual Report to any Shareholder upon request addressed to Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by telephone at 1-800-595-9111.

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
PROPOSAL 1
ELECTION OF TRUSTEES........................................         1
    Information Concerning Nominees.........................         2
    Interests of Certain Non-Interested Nominees............         5
    Information Concerning Meetings of Trustees and
    Committees..............................................         6
    Remuneration of Trustees................................         7
    Officers................................................         7
    Required Vote...........................................         8
PROPOSAL 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
AUDITORS....................................................         9
    Required Vote...........................................         9
PROPOSAL 3
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PURSUANT
TO WHICH EACH FUND WILL BE REORGANIZED INTO A SERIES OF A
DELAWARE BUSINESS TRUST.....................................        10
    General.................................................        10
    Reasons for the Proposed Conversion.....................        11
    Board of Trustees' Evaluation and Recommendation........        12
    Vote Required to Approve Plan of Reorganization.........        13
    Summary of the Plan of Reorganization...................        14
    Expenses of the Conversions.............................        15
    Tax Consequences of the Conversions.....................        15
    Continuation of Shareholder Accounts and Plans..........        16
    Investment Adviser, Transfer Agent and Custodian........        16
    Independent Public Auditors.............................        16
    Distribution and Co-Administration Agreements...........        16
    Distribution and Service Plans..........................        17
    Description of Certain Provisions of the Delaware Trust
    Instrument..............................................        17
    Certain Comparative Information about Massachusetts
    Business Trusts and Delaware Business Trusts............        20
PROPOSAL 4
APPROVAL OF A NEW FUNDAMENTAL POLICY REGARDING INVESTMENTS
IN OTHER INVESTMENT COMPANY SECURITIES AND A RELATED
AMENDMENT TO THE MASSACHUSETTS DECLARATION OF TRUST.........        21
    General.................................................        21
    Proposed Fundamental Policy and Related Amendment to the
    Declaration of Trust....................................        24
    Board of Trustees Evaluation and Recommendation.........        25
    Required Vote...........................................        26
PROPOSALS 5(A)-(F)
AMENDMENT OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES.....        26
    General.................................................        26

                                                                PAGE
                                                              --------
PROPOSAL 5(A)
INVESTMENT POLICY ON COMMODITIES............................        27
PROPOSAL 5(B)
INVESTMENT POLICIES ON BORROWING AND LENDING................        28
PROPOSAL 5(C)
INVESTMENT POLICY ON ISSUER DIVERSIFICATION.................        31
PROPOSAL 5(D)
INVESTMENT POLICY ON MORTGAGING.............................        32
PROPOSAL 5(E)
INVESTMENT POLICY ON PUTS AND CALLS.........................        32
PROPOSAL 5(F)
INVESTMENT POLICY ON MUNICIPAL INVESTMENTS..................        33
    Board of Trustees' Recommendation.......................        34
    Required Vote...........................................        35
ADDITIONAL INFORMATION......................................        35
    Other Business..........................................        35
    Proxies and Voting at the Meeting.......................        35
    Manner and Cost of Proxy Solicitation...................        36
    Shareholder Proposals...................................        37
    Information About Distributor and Co-Administrator......        37
    Information About the Trust.............................        37
APPENDIX A..................................................       A-1
APPENDIX B..................................................       B-1
APPENDIX C..................................................       C-1
APPENDIX D..................................................       D-1

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES
                                  (ALL FUNDS)


The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. serve as investment advisers to the Trust and to Northern Institutional Funds, each a mutual fund group. The Trustees of the Trust and Northern Institutional Funds have determined that it would be in the best interests of these two mutual fund groups for the same individuals to serve as the Trustees of both groups. Therefore, at the Meeting, Shareholders will be asked to consider the election of twelve Trustees, five of whom are currently Trustees of the Trust, six of whom are currently Trustees of Northern Institutional Funds and the twelfth is the President of Northern Trust Global Investments, a business unit of Northern Trust Corporation.



Each elected Trustee will hold office for an indefinite term until the earliest of: (1) the next meeting of Shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting;
(2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or Shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current by-laws of the Trust (which may be changed without Shareholder vote), on the last day of the semi-annual fiscal period of the Trust (currently these periods end on March 31 and September 30) in which the earlier of the following events occur: (a) the date a Trustee attains the age of 73 years; and (b) the twelfth anniversary of the date a Trustee first becomes trustee. Normally, there will be no meetings of Shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Additional Information -- Shareholder Proposals." The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without Shareholder approval.


All Shares represented by valid Proxies will be voted in the election of Trustees for each Nominee named below, unless authority to vote for a particular Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

INFORMATION CONCERNING NOMINEES

The following table sets forth certain information about each Nominee, including each Nominee's principal occupation or employment during the past five years. Messrs. Cline, Condon, Dixon, Dolan, English, Springer and Strubel and
Ms. Guthman are deemed "non-interested persons" of the Trust as defined in the 1940 Act (the "Non-Interested Trustees").


                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Richard G. Cline, 64                      Chairman, Hawthorne Investors, Inc. (a    To be elected in 2000
Proposed Trustee                          management advisory services and private
                                          investment company) since 1996;
                                          Chairman, Hussman International, Inc. (a
                                          refrigeration company) since 1998;
                                          Chairman and Chief Executive Officer of
                                          NICOR Inc. (a diversified public utility
                                          holding company) from 1986 to 1995, and
                                          President, 1992-1993; Chairman, Federal
                                          Reserve Bank of Chicago from 1992 to
                                          1995, and Deputy Chairman from 1995 to
                                          1996. Director: Whitman Corporation (a
                                          holding company); Kmart Corporation (a
                                          retailing company); Ryerson Tull, Inc.
                                          (a metals distribution company);
                                          University of Illinois Foundation.
                                          Trustee: Northern Institutional Funds.

Edward J. Condon, Jr., 59                 Chairman of The Paradigm Group, Ltd. (a   To be elected in 2000
Proposed Trustee                          financial advisor) since July 1993; Vice
                                          President and Treasurer of Sears,
                                          Roebuck and Co. (a retail corporation)
                                          from February 1989 to July 1993; Mem-
                                          ber of Advisory Board of Real-Time USA,
                                          Inc. (a software development company);
                                          Member of the Board of Managers of The
                                          Liberty Hampshire Company, LLC (a
                                          receivables funding company); Vice
                                          Chairman and Director of Energenics
                                          L.L.C. ( a waste to energy recycling
                                          company). Director: University
                                          Eldercare, Inc. (an Alzheimer's dis-
                                          ease research and treatment company);
                                          Financial Pacific Company (a small
                                          business leasing company). Trustee:
                                          Dominican University; Northern Insti-
                                          tutional Funds.

                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Wesley M. Dixon, Jr., 72                  Director of Kinship Corporation (a fi-    1994
Trustee                                   nancial services company) from 1985 to
                                          1996; Vice Chairman and Director of G.D.
                                          Searle & Co. (manufacture and sale of
                                          food products and pharmaceuticals) from
                                          1977 to 1985 and President of G.D.
                                          Searle & Co. prior thereto.

William J. Dolan, Jr., 67                 Partner of Arthur Andersen & Co. S.C.     1994
Trustee                                   (accounting firm) from 1966 to 1989;
                                          Financial Consultant, Ernst & Young LLP
                                          (accounting firm) from 1992 to 1993 and
                                          1997. Former Director: Household Bank;
                                          First Central National Life Insurance
                                          Company.

John W. English, 66                       Private Investor; Vice President and      To be elected in 2000
Proposed Trustee                          Chief Investment Officer of The Ford
                                          Foundation (a charitable trust) from
                                          1981 to 1993. Trustee: The China Fund,
                                          Inc.; Select Sector SPDR Trust; WM
                                          Funds; American Red Cross in Greater New
                                          York; Mote Marine Laboratory; United
                                          Board for Christian Higher Education in
                                          Asia; Northern Institutional Funds.
                                          Director: University of Iowa Foundation;
                                          Blanton-Peale Institutes of Religion and
                                          Health; Community Foundation of Sarasota
                                          County. Former Director: Duke Management
                                          Company (manager of the Duke University
                                          endowment fund); John Ringling Centre
                                          Foundation (a non-profit historical
                                          preservation organization).

Raymond E. George, Jr., 69*               Senior Vice President and Senior Fiduci-  1994
Trustee                                   ary Officer of The Northern Trust Com-
                                          pany until his retirement in October
                                          1993.

                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Sandra Polk Guthman, 55                   President and Chief Executive Officer of  To be elected in 2000
Proposed Trustee                          Polk Bros. Foundation (an Illinois
                                          not-for-profit corporation) from 1993 to
                                          present; Director of Business Trans-
                                          formation 1992-1993, and Midwestern
                                          Director of Marketing 1988-1992, IBM
                                          Corporation. Director: MBIA Insurance
                                          Corporation of Illinois (a municipal
                                          bond insurance company); MB Financial
                                          Corp. (a bank holding company). Trustee:
                                          Northern Institutional Funds.

Michael E. Murphy, 63**                   President of Sara Lee Foundation since    1998
Trustee                                   November 1997; Vice Chairman and Chief
                                          Administrative Officer of Sara Lee
                                          Corporation (consumer products) from
                                          November 1994 to October 1997; Vice
                                          Chairman and Chief Financial and Ad-
                                          ministrative Officer of Sara Lee Corpo-
                                          ration from July 1993 to November 1994.
                                          Director: Payless Shoe Source, Inc. (a
                                          retail shoe store business); True North
                                          Communications, Inc. (a global
                                          advertising and communications holding
                                          company); American General Corporation
                                          (a diversified financial services
                                          company); GATX Corporation (a railroad
                                          holding company); Bassett Furniture
                                          Industries, Inc.

Mary Jacobs Skinner, Esq., 42***          Partner in the law firm of Sidley &       1998
Trustee                                   Austin.

William H. Springer, 70                   Vice Chairman of Ameritech (a tele-       To be elected in 2000
Proposed Trustee                          communications holding company) from
                                          February 1987 until his retirement in
                                          August 1992; Vice Chairman, Chief
                                          Financial and Administrative Officer of
                                          Ameritech prior to 1987. Director:
                                          Walgreen Co. (a retail drug store
                                          business); Baker, Fentress & Co. (a
                                          closed-end, non-diversified management
                                          investment company). Trustee: Northern
                                          Institutional Funds; Goldman Sachs
                                          Trust; Goldman Sachs Variable Insurance
                                          Trust.

                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Richard P. Strubel, 60                    President and Chief Operating Officer,    To be elected in 2000
Proposed Trustee                          UNext.com since 1999 (a provider of
                                          educational services via the Internet);
                                          Managing Director, Tandem Partners, Inc.
                                          (a privately held management services
                                          firm) from 1990 to 1999; President and
                                          Chief Executive Officer of Microdot,
                                          Inc. (a privately held manufacturing
                                          firm) from 1984 to 1994. Director:
                                          Gildan Activewear, Inc. (an athletic
                                          clothing marketing and manufacturing
                                          company); Children's Memorial Medical
                                          Center. Trustee: University of Chicago;
                                          Northern Institutional Funds; Goldman
                                          Sachs Trust; Goldman Sachs Variable
                                          Insurance Trust.

Stephen B. Timbers, 55****                Presidentof Northern Trust Global In-     To be elected in 2000
Proposed Trustee                          vestments, a unit of Northern Trust
                                          Corporation, and Executive Vice Presi-
                                          dent, The Northern Trust Company since
                                          1998; President, Chief Executive Officer
                                          and Director of Zurich Kemper
                                          Investments from 1996 to 1998; Presi-
                                          dent, Chief Operating Officer and Di-
                                          rector of Kemper Corporation from 1992
                                          to 1996; President and Director of
                                          Kemper Funds from 1990 to 1998; Di-
                                          rector: LTV Corporation (a steel pro-
                                          ducer); Northern Trust Quantitative
                                          Advisors, Inc.


------------


  * Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
 ** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern Trust and Northern Trust Quantitative Advisors, Inc.




INTERESTS OF CERTAIN NON-INTERESTED NOMINEES


Messrs. Cline, George and Murphy have certain banking, custodial, investment management and financing arrangements with Northern Trust and its affiliates. Other Nominees and the organizations with which they are associated have had in the past, and may have in the future, similar arrangements. The Trust has been advised that such arrangements have been and are expected to be in the ordinary course of business and the terms of such arrangements have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers.

Appendix C sets forth information regarding the Shares of the Funds owned beneficially, directly or indirectly, by the Nominees and the officers of the Trust.

INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES


Four meetings of the Trustees were held during the fiscal year ended March 31, 1999. For that year, no incumbent Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he or she was a member that were held while the Trustee was in office.



At a meeting held on November 17, 1999, the Board of Trustees appointed an Audit Committee whose members are Mr. Dolan and James Cozad (an incumbent Trustee who will retire in March 2000). The functions performed by the Audit Committee are to: (1) consider matters pertaining to the Trust's books of account, financial records and internal accounting controls; (2) act as the principal liaison between the Board of Trustees and the Trust's independent auditors and make recommendations to the Board regarding the auditor's engagement and compensation; (3) ensure receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust; (4) meet with the independent auditors to review the scope and results of the audit; and (5) review annually the program established by the Trust and its service providers for monitoring compliance with their respective Codes of Ethics and internal conflict of interest guidelines. The Audit Committee is expected to hold its first meeting during the second quarter of year 2000.



The Board of Trustees also has a standing nominating committee consisting of Messrs. Dixon, Dolan and Cozad. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Non-Interested Trustees. The Nominating Committee has selected and nominated the Non-Interested Trustees who are Nominees for election at the Meeting. The Board of Trustees, including the Non-Interested Trustees, are prepared to review nominations from Shareholders to fill any future vacancies of the Board in written communications delivered to the Trust at its address on page 37.

REMUNERATION OF TRUSTEES


Trustees, other than Mr. Timbers (if elected), are entitled to remuneration from the Trust for their services. Currently, the Chairman of the Board earns a quarterly retainer of $7,500 and each other Trustee earns a quarterly retainer of $6,250. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. In addition, each member of the Audit Committee earns a fee of $1,500 for each meeting attended and the Audit Committee Chairman earns a quarterly retainer of $1,250. These fees may be changed by the Trustees in the future at their discretion.


The following table sets forth certain information about the compensation of each Trustee for the fiscal year ended March 31, 1999.

                                           AGGREGATE        PENSION OR         AGGREGATE
                                          COMPENSATION  RETIREMENT BENEFITS  COMPENSATION
                                            FROM THE    ACCRUED AS PART OF   FROM THE FUND
NAME OF TRUSTEE*                             FUNDS         FUND EXPENSES      COMPLEX***
----------------                          ------------  -------------------  -------------
Wesley M. Dixon, Jr.....................    $27,500             $0              $27,500
William J. Dolan, Jr....................    $30,000             $0              $30,000
Raymond E. George.......................    $30,000             $0              $30,000
Michael E. Murphy.......................    $30,000             $0              $30,000
Mary Jacobs Skinner**...................    $22,500             $0              $22,500

------------

  * This Table does not include $30,000 paid during the fiscal year ended March 31, 1999 to James Cozad, who will retire from the Board of Trustees in March 2000 and $35,000 paid to the Trust's former Chairman, who retired in September 1999.
 **  Ms. Skinner was appointed a Trustee on September 18, 1998.
***  The Fund Complex includes the Trust and Northern Institutional Funds.

OFFICERS

The following table sets forth information with respect to the officers of the Trust. Each officer is elected by the Trustees. Each officer serves until his or her successor is duly elected by the Trustees or until his or her death, resignation, removal or disqualification.


             NAME, POSITION                       PRINCIPAL OCCUPATION(S)           FIRST BECAME
                AND AGE                            DURING PAST FIVE YEARS             OFFICER
----------------------------------------  ----------------------------------------  ------------
Jylanne M. Dunne, 39                      Senior Vice President for Distribution        1999
President                                 Services at PFPC, formerly First Data
                                          Investor Services Group, Inc.

Richard H. Rose, 43                       Vice President and Division Manager of        1999
Vice President                            Mutual Fund Administration at PFPC.

             NAME, POSITION                       PRINCIPAL OCCUPATION(S)           FIRST BECAME
                AND AGE                            DURING PAST FIVE YEARS             OFFICER
----------------------------------------  ----------------------------------------  ------------
Brian R. Curran, 32                       Vice-President at PFPC since 1997;            1999
Treasurer                                 Director of Fund Administration at State
                                          Street Bank and Trust Co. from February
                                          1997 to October 1997; Senior Auditor at
                                          Price Waterhouse LLP from February 1994
                                          to February 1997.

Judith E. Clear, 33                       Client Treasury Manager of Mutual Fund        1999
Assistant Treasurer                       Administration at PFPC since 1997;
                                          Compliance Manager at Citizens Trust
                                          from 1994 to 1996.

Jeffrey A. Dalke, 49                      Partner in the law firm of Drinker            1993
Secretary                                 Biddle & Reath LLP.

Linda J. Hoard, 52                        Vice-President at PFPC since 1998;            1999
Assistant Secretary                       Attorney Consultant for Fidelity
                                          Investments, Investors Bank & Trust
                                          Company and PFPC from September 1994 to
                                          June 1998.

Therese Hogan, 36                         Director of the State Regulation              1999
Assistant Secretary                       Department at PFPC.


The Trust's officers (except Mr. Dalke) are employees of PFPC, the Trust's co-administrator. Certain of these officers hold comparable positions with other investment companies for which PFPC or an affiliate provides administrative services. As a result of the responsibilities assumed by PFPC and the Trust's investment adviser, custodian and transfer agent, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.


THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE LISTED ABOVE.


REQUIRED VOTE

Because your Fund is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class in the election of Trustees. Election of each Nominee of the Trust requires a plurality of the Shares of the entire Trust voted at the Meeting. The twelve Nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted.

                                   PROPOSAL 2
         RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
                                  (ALL FUNDS)


As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent auditors for the Trust's fiscal year ending March 31, 2000 is to be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy(ies) will vote for Arthur Andersen LLP, unless contrary instructions are given. If the selection of the Trust's independent auditors is not ratified by the Shareholders at the Meeting, the Board will reconsider such selection.


The Trust's financial statements for the fiscal year ended March 31, 1999 were audited by Arthur Andersen LLP. In connection with its audit, Arthur Andersen LLP reviewed the Trust's annual reports to Shareholders and its filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Arthur Andersen LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

At a meeting held on May 20, 1999, the Board of Trustees met with representatives of Arthur Andersen LLP to review the services of the independent auditors. At that meeting, the Trustees unanimously selected Arthur Andersen LLP as the Trust's independent auditors for its fiscal year ending March 31, 2000. A representative of Arthur Andersen LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the auditors, and the auditors have been given the opportunity to make a statement if they so desire.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE TRUST'S INDEPENDENT AUDITORS.

REQUIRED VOTE

Because your Fund is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class on the ratification of independent auditors. Ratification of the independent auditors of the Trust requires the approval of a majority of the Shares of the Trust voted at the Meeting.

                                   PROPOSAL 3
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH EACH FUND
         WILL BE REORGANIZED INTO A SERIES OF A DELAWARE BUSINESS TRUST
                                  (ALL FUNDS)

GENERAL


The Trustees have unanimously approved, subject to Shareholder approval, a proposal for the Trust (which is referred to in this Proposal 3 as the "Massachusetts Trust") on behalf of each Fund to effectuate the transactions set forth in an Agreement and Plan of Reorganization, Conversion and Termination (the "Plan of Reorganization") with a new Delaware business trust also named "Northern Funds" (the "Delaware Trust"). The Plan of Reorganization is attached to this Proxy Statement as Appendix D. The Plan of Reorganization provides for the conversion (the "Conversion") of each Fund from a separate series of the Massachusetts Trust into a corresponding separate series of the Delaware Trust. Each series of the Massachusetts Trust is referred to in this proposal as a "current Fund." Consequently, if the Conversions are approved by Shareholders of each Fund of the Massachusetts Trust, all Funds currently in the Massachusetts Trust will become Funds of the Delaware Trust.


The Trustees believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Massachusetts business trust. These advantages include greater flexibility in methods of voting and organization. A Delaware business trust also offers the advantages of a clearer limitation upon the liability of Shareholders and Trustees. In addition, the Trustees believe that the Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the Massachusetts Trust's organizational documents. For a summary comparison of the Massachusetts Trust's Declaration of Trust (the "Massachusetts Declaration of Trust") and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trusts" below.


The Conversions will entail organizing the Delaware Trust, which will initially have 31 series, all corresponding to the current Funds (twenty-eight of which are referred to in this Proxy Statement and three of which are new Funds that have not commenced operations). Each series of the Delaware Trust that corresponds to a current Fund is referred to in this proposal as a "successor Fund." To effect the Conversion, each current Fund will transfer all of its assets and liabilities to the corresponding successor Fund. As consideration for the transfer of such assets and liabilities (together, "total assets"), each successor Fund will issue shares of beneficial interest ("successor Fund Shares") to the current Fund whose total assets it has acquired and such current Fund will distribute such successor Fund Shares pro rata to the current Fund Shareholders in exchange for their Shares. Upon completion of the Conversion, each Shareholder of the Delaware Trust will be the owner of full and fractional successor Fund Shares equal in number and aggregate net asset value as the Shares of the corresponding current Fund that are owned by the Shareholder as of the date of the Conversion. Successor Fund Shares will have substantially the same redemption, liquidation and dividend rights as those offered by the current Funds. Like the current Fund Shares, the successor Fund Shares will have a per Share par value of $.0001 and will not have preemptive rights. Following the Conversion, each successor Fund will carry on the business of the corresponding current Fund. The successor Fund will have the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as the corresponding current Fund. Any change in the composition of the Board of Trustees and investment policies approved at the Meeting with respect to a current Fund will also apply to the corresponding successor Fund. There may be deemed a momentary technical inconsistency with certain of the policies and restrictions of a Fund (such as restrictions on investments in any one issuer and investments in other investment companies) during the Conversion. Approval of the Plan of Reorganization will also constitute approval to terminate the current Funds and the Massachusetts Trust.


The Conversions will be accomplished on a tax-free basis, and the dollar value and number of Shares of your investment will not change.

REASONS FOR THE PROPOSED CONVERSION

The Massachusetts Trust is organized as a Massachusetts business trust. As discussed above, the Trustees unanimously recommend Conversion of each Fund into a corresponding separate series of the Delaware Trust. The Trustees believe that organizing the Funds as series of the Delaware Trust offers certain advantages over maintaining them as series of the Massachusetts Trust.

One advantage of a Delaware business trust is a clearer limitation of liability of Shareholders and Trustees for the obligations of the trust. The Delaware Business Trust Act (the "Delaware Act") expressly limits the liability of Delaware business trust Shareholders for the debts or obligations of the business trust to the same extent as for stockholders of for-profit Delaware corporations. Similarly, the Delaware Act provides that a series of a Delaware business trust will not be liable for the debts or obligations of any other series of the business trust. Under Massachusetts law, there are no comparable statutory provisions. Although the possibility of incurring these types of liability may be remote under Massachusetts law, the above provisions of the Delaware Act provide greater certainty and protection against Shareholder liability and the liability of one business trust series for the debts or obligations of another series. However, it is possible that, under certain circumstances, courts in some states may not enforce limited liability for Delaware business trust Shareholders. Similarly, Delaware law clearly protects a Trustee from liability for the obligations of the business trust, which may help the Delaware Trust attract and retain qualified Trustees in the future.


Second, the Trustees believe that the Delaware business trust form of organization will enable the successor Funds to adopt new methods of operation (for example, the use of electronic and telephonic communications in connection with Shareholder meetings) and employ new technologies (for example, voting by e-mail) that are expected to reduce costs of operation when, and if, implemented. The Trustees may take advantage of this provision in the future to improve Shareholder voting procedures and reduce associated costs.


Third, Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. The establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by Shareholders.


Fourth, pursuant to the authority permitted by the Delaware Act, the Delaware Trust Instrument authorizes the Trustees to determine whether Shareholders will vote at Shareholder meetings on the basis of: (1) one vote for each Share owned; or (2) one vote for each dollar of net asset value represented by each Share owned ("dollar-based voting"). The Massachusetts Trust is not authorized to use dollar-based voting. This can have the effect of providing series with a lower net asset value per Share, such as money market funds, with a voting interest that is disproportionate to their economic interest.


BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION


The Trustees discussed the proposed Conversions preliminarily at a meeting held on November 17, 1999 and again at a meeting held on

January 20, 2000. At the latter meeting, after considering the matters discussed above, the Trustees unanimously approved the adoption of the Plan of Reorganization and determined that the Conversions: (1) are in the best interest of the Funds and (2) will not result in dilution of the interests of the Shareholders of any Fund. In addition, the Trustees unanimously voted to recommend to the Shareholders of each Fund that they approve the Plan of Reorganization and the transactions contemplated thereunder. In taking this action and making this recommendation, the Trustees took into consideration the fact that the Conversions may provide operational efficiencies (such as more efficient voting in connection with Shareholder meetings) and additional managerial flexibility to the Trustees. The Trustees believe that the Conversions will be beneficial to present Shareholders of the Funds as well as to potential investors.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE PLAN OF REORGANIZATION PROVIDING FOR THE CONVERSION OF EACH FUND FROM A SERIES OF THE MASSACHUSETTS BUSINESS TRUST TO A SERIES OF THE DELAWARE BUSINESS TRUST.

VOTE REQUIRED TO APPROVE PLAN OF REORGANIZATION

Approval of the Plan of Reorganization as to each Fund requires the affirmative vote of a majority of the Shares of that Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding Shares of a Fund means the vote of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the Shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding Shares of the Fund (a "1940 Act Majority"). The Plan of Reorganization provides that in the event the Plan is approved with respect to some but not all of the Funds, the Board of Trustees of the Trust may, in the exercise of its sole discretion, determine to either abandon the Plan of Reorganization with respect to all of the Funds or direct that the transactions thereunder be consummated to the extent it deems advisable and to the degree the transactions may be lawfully effected. If the Plan is approved with respect to some but not all Funds, it is the current intention of the Trust to abandon the Plan of Reorganization with respect to all Funds.


A vote FOR the Conversion will authorize each current Fund, as the sole Shareholder of its corresponding successor Fund: (1) to elect as Trustees of the Delaware Trust (if Proposal 1 is approved), Messrs. Cline, Condon, Dixon, Dolan, English, George, Murphy, Springer, Strubel and Timbers and Mmes. Guthman and Skinner (see Proposal 1); (2) to ratify the selection of Arthur Andersen LLP as the Delaware Trust's independent auditors (see
Proposal 2); (3) to approve an investment advisory agreement for each successor Fund that is substantially the same as each current Fund's investment advisory agreement; and (4) to approve fundamental investment policies for the successor Funds which, to the extent Proposals 4 and 5 are approved, will be the same as the current fundamental investment policies in effect for the Funds, as amended by such proposals. If the Conversions are approved but a proposed change described in Proposals 4 and/or 5 is not approved by a Fund's Shareholders, the proposed change that is not approved will not be implemented for the successor Fund involved.


SUMMARY OF THE PLAN OF REORGANIZATION

The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix D.


On the closing date of its Conversion (the "Closing Date"), each current Fund will transfer all of its assets to its corresponding successor Fund in exchange for the assumption by the successor Fund of all the liabilities of that current Fund and the issuance to that current Fund of successor Fund Shares equal to the value (as determined by using the procedures in the current Prospectuses) on the date of the exchange of that current Fund's net assets. Immediately thereafter, each current Fund will liquidate and distribute successor Fund Shares to each current Fund Shareholder's account pro rata in proportion to such current Fund Shareholder's beneficial interest in the current Fund ("current Fund Shares") in exchange for such current Fund Shares. In these exchanges, a successor Fund will issue the appropriate number of successor Fund Shares of each class of Shares that currently is outstanding, so that the current Fund will distribute, and holders of a particular class of current Fund Shares will receive, the same number of successor Fund Shares of the same class. As soon as practicable after this distribution of successor Fund Shares, each current Fund will be wound up and terminated. Certificates evidencing full or fractional successor Fund Shares will not be issued. Upon completion of the Conversion, each current Fund Shareholder will be the owner of full and fractional successor Fund Shares equivalent in number, class and aggregate net asset value to the Shareholder's current Fund Shares immediately before the Conversion.

Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversions will become effective during the second or third quarter of year 2000 or as soon thereafter as possible.


If, at any time before the Closing Date of the Conversions, the Trustees determine that it would not be in the best interest of the Massachusetts Trust or the Shareholders to proceed with the Conversions, the Conversions will not go forward, notwithstanding the approval of the Conversions by the Shareholders at the Meeting. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Fund Shareholders.

EXPENSES OF THE CONVERSIONS


Each Fund will bear its own expenses associated with the transactions contemplated by the Plan of Reorganization, except that Northern Trust and correspondent banks, brokers and other entities that have entered into Shareholder Servicing Agreements with the Trust will bear all mailing expenses in connection with the solicitation of proxies on behalf of the Funds. See "Additional Information -- Manner and Cost of Proxy Solicitation" below. In the event that the Conversions are completed, such expenses will be assumed by each successor Fund. It is currently estimated that the aggregate expenses of the Conversions will be approximately $90,000, which will be allocated among the Funds pro rata.


TAX CONSEQUENCES OF THE CONVERSIONS

It is a condition to the consummation of the Conversions that the Massachusetts Trust and the Delaware Trust receive on or before the Closing Date an opinion from Drinker Biddle & Reath LLP, counsel to the Massachusetts Trust and the Delaware Trust, substantially to the effect that, among other things, for federal income tax purposes, each Conversion will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by each current Fund, each successor Fund, and the Shareholders of each current Fund upon (1) the transfer of a current Fund's assets to the corresponding successor Fund in exchange solely for such successor Fund's Shares and the assumption by such successor Fund of that current Fund's liabilities, or (2) the distribution in liquidation by the current Fund of such successor Fund Shares to the current Fund Shareholders in exchange for their current Fund Shares. The opinion will further provide, among other things, that in counsel's view (1) the tax basis of the successor Fund Shares to be received by each current Fund Shareholder will be the same as that of his or her current Fund Shares surrendered in exchange therefor, and (2) each current Fund Shareholder's tax holding period for his or her successor Fund Shares will include such Shareholder's tax holding period for the current Fund Shares surrendered in exchange therefor, provided that such current Fund Shares were held as capital assets on the date of the exchange.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

The Delaware Trust's transfer agent will establish accounts for all current Fund Shareholders containing the appropriate number and class of successor Fund Shares to be received by that Shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Funds for each Shareholder. No action by a Shareholder will be necessary in order to continue any automatic investment plans currently maintained by a current Fund Shareholder.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Except as noted below, Northern Trust, 50 South LaSalle Street, Chicago, Illinois 60675, currently serves as investment adviser, transfer agent and custodian for all the Funds of the Massachusetts Trust and will serve in the same capacity for the corresponding Funds of the Delaware Trust. Northern Trust Quantitative Advisors, Inc., 50 South LaSalle Street, Chicago, Illinois 60675, serves as investment adviser for the Stock Index, Small Cap Index and Small Cap Funds of the Massachusetts Trust and will serve in the same capacity for the corresponding Funds of the Delaware Trust. The Delaware Trust will adopt investment advisory, transfer agency and custody agreements with respect to each successor Fund that will be identical, in all material respects, to the agreements in effect for the Funds immediately before the Conversions.

INDEPENDENT PUBLIC AUDITORS


Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, are presently the independent public auditors for the Massachusetts Trust, and will continue to be the independent public auditors for the Funds, subject to required ratification (see Proposal 2).


DISTRIBUTION AND CO-ADMINISTRATION AGREEMENTS


The Delaware Trust will adopt distribution and co-administration agreements with respect to the successor Funds. The terms of the distribution and co-administration agreements will be identical, in all material respects, to the Funds' agreements in effect immediately before the Conversions.

DISTRIBUTION AND SERVICE PLANS


The Delaware Trust will adopt a Distribution and Service Plan and a Service Plan with respect to each Fund. The terms of the plans, including the fees payable thereunder, will be identical in all material respects to the Funds' plans in effect immediately before the Conversions. Pursuant to the plans, the Delaware Trust, on behalf of each successor Fund, will assume the corresponding current Fund's obligations under agreements with banks, corporations, brokers, dealers and other financial institutions that act as "Service Organizations."


DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT

The following is a summary of certain provisions of the Delaware Trust
Instrument.


SERIES AND CLASSES. The Delaware Trust Instrument permits the Delaware Trust to issue series of its shares of beneficial interest (referred to as "Shares") which represent interests in separate portfolios of investments, including the successor Funds. The Delaware Trust is also authorized to issue multiple classes of all series. Similarly, the Massachusetts Declaration of Trust permits the issuance of separate series and multiple classes of Shares representing interests in the same Fund. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees of both the Delaware Trust and the Massachusetts Trust are able to authorize the issuance of additional series or classes of Shares without prior Shareholder approval.



LIMITATIONS ON DERIVATIVE ACTIONS. In addition to the requirements of Delaware law, the Delaware Trust Instrument provides that a Shareholder of the Delaware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (1) Shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding Shares of the Delaware Trust, or 10% of the outstanding Shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (2) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Delaware Trust Instrument also provides that no person, other than the Trustees, who is not a Shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. The Massachusetts Trust Instrument provides that no person other than the Trustees, who is not a Shareholder of a particular series or class, may bring a derivative action, suit or proceeding on behalf of that series or class. (The limitations described in this paragraph do not apply to the ability of Shareholders to call for Shareholder meetings as described below under "Additional Information--Shareholder Proposals.")



SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Delaware Trust is not required to hold annual meetings of Shareholders and does not intend to hold such meetings. Pursuant to the authority permitted by the Delaware Act, the Delaware Trust Instrument provides that, as determined by the Trustees without the vote or consent of Shareholders, in the event that a meeting of Shareholders is held, each Share of the Delaware Trust will be entitled either to one vote for each Share or to one vote for each dollar of net asset value represented by such Shares on such matter (which may include the election of Trustees). This method of voting is referred to as "dollar-based voting." In addition, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. Shareholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. The Shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or may be required by law.



The Massachusetts Trust is not authorized to use dollar-based voting. Instead, each Shareholder has one vote for each Share held, regardless of its net asset value per Share. Like the Delaware Trust Instrument, the Massachusetts Declaration of Trust also limits the number of matters on which Shareholders are entitled to vote.


INDEMNIFICATION. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.


The Delaware Trust Instrument provides that, if any Shareholder or former Shareholder of any series is held personally liable solely by reason of being or having been a Shareholder and not because of the Shareholder's acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. The Massachusetts Declaration of Trust includes similar provisions.



TERMINATION. The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust: (1) by a majority of the affected Shareholders at a meeting of Shareholders of the Delaware Trust, series or class; or (2) by a majority of the Trustees without Shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its Shareholders. The Massachusetts Declaration of Trust includes similar provisions.


MERGER, CONSOLIDATION, SALE OF ASSETS, ETC. The Delaware Trust Instrument authorizes the Trustees, without Shareholder approval (except as stated in the next paragraph), to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust, or any series thereof. The Massachusetts Declaration of Trust includes similar provisions (except for those stated in the next paragraph).

The Delaware Trust Instrument authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Shareholders of any class into one or more separate groups and to provide for the different treatment of Shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Shareholders that are so classified.


AMENDMENTS. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a Shareholder vote. However, Shareholders of the Delaware Trust have the right to vote on any amendment: (1) that would adversely affect the voting rights of Shareholders; (2) that is required by law to be approved by Shareholders; (3) that would amend the voting provisions of the Delaware Trust Instrument; or (4) that the Trustees determine to submit to Shareholders. The Massachusetts Declaration of Trust includes similar provisions.



SERIES OF TRUSTEES. The Trustees may appoint separate Trustees with respect to one or more series or classes of the Delaware Trust's Shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (1) may, but are not required to, serve as

Trustees of the Trust or any other series or class of the Delaware Trust;
(2) may have, to the exclusion of any other Trustee of the Delaware Trust, all the powers and authorities of Trustees under the Delaware Trust Instrument with respect to such series or class; and/or (3) may have no power or authority with respect to any other series or class. The Massachusetts Declaration of Trust does not permit the election of separate Trustees for a series or class. The Trustees are not currently considering the appointment of Series Trustees for the Delaware Trust.


CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS BUSINESS TRUSTS AND DELAWARE BUSINESS TRUSTS

SHAREHOLDER LIABILITY


Generally, Delaware business trust Shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a Shareholder of a Delaware business trust to the same limitation of liability as is available to Shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust Shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a Shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware Trust Shareholders to liability. To offset this risk, the Delaware Trust Instrument: (1) contains an express disclaimer of Shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees; and (2) provides for indemnification out of the property of the applicable series of the Delaware Trust of any Shareholder held personally liable for the obligations of the Delaware Trust solely by reason of being or having been a Shareholder and not because of the Shareholder's acts or omissions or for some other reason. Thus, the risk of a Delaware business trust Shareholder incurring financial loss beyond his or her investment because of Shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Delaware Trust is unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust Shareholder is extremely remote.


Unlike Delaware, in Massachusetts there is no statute relating to business trusts that entitles Shareholders of a Massachusetts business trust to the same limitation of liability as is extended to Shareholders of a

Massachusetts corporation. Shareholders of a Massachusetts business trust may, therefore, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of Shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts business trust or its Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, the Trustees believe the risk of Shareholder liability is also remote for Shareholders of the Massachusetts Trust.

LIABILITY OF TRUSTEES

The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a Shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Massachusetts Declaration of Trust provides that its Trustees will not be liable for errors of judgment or mistakes of fact or law, subject to substantially the same provisions concerning bad faith, gross negligence and reckless disregard as those described above.

                                   PROPOSAL 4
 APPROVAL OF A NEW FUNDAMENTAL POLICY REGARDING INVESTMENTS IN OTHER INVESTMENT
  COMPANY SECURITIES AND A RELATED AMENDMENT TO THE MASSACHUSETTS DECLARATION
                                    OF TRUST
                                  (ALL FUNDS)

GENERAL

The Funds are currently authorized to invest in securities issued by other investment companies when consistent with their respective investment objectives and policies. The proposed new fundamental policy will broaden this authority in two respects. First, the new policy will allow each Fund to invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same fundamental objective, policies and restrictions as the Fund. Second, the new policy will otherwise permit each Fund to purchase the securities of other investment companies to the full extent permitted under Section 12 (or any other provision) of the 1940 Act and any regulation or order of the SEC notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control).


BACKGROUND. Several mutual funds have developed so-called "master-feeder" structures under which they invest all their assets in a single pooled investment (a "Pooled Portfolio"), which is also usually a registered investment company. For example, funds offering different types of shareholder services might pool their investments. This structure allows several funds with different features, but substantially the same investment objective, restrictions and policies, to combine their investments instead of managing them separately. If approved by Shareholders at the Meeting, the Proposal will allow the Funds to use this structure through the adoption of the proposed new fundamental investment policy and a related amendment to the Massachusetts Declaration of Trust. The Delaware Trust Instrument would also permit the Funds to use this structure, but if the proposal is not adopted the Funds would not utilize this master-feeder flexibility.



In addition, under Section 12 of the 1940 Act the Funds are currently allowed to make other investments in the securities of other investment companies (not using the master-feeder structure) so long as not more than 3% of the total outstanding stock of any investment company is owned by the Funds and their affiliated persons (as defined in the 1940 Act) immediately after a purchase is made. Investments by the Funds (except the International Fixed Income, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, Short-Intermediate U.S. Government, Small Cap Index, Small Cap Growth, Mid Cap Growth, High Yield Municipal and High Yield Funds) in other investment companies are, however, currently limited by certain fundamental investment restrictions, including restrictions that limit the amount of assets that a Fund may invest in any single investment company and in investment companies generally. If the proposal is approved by Shareholders at the Meeting, each Fund will be authorized to make these investments to the full extent permitted by the 1940 Act and the SEC.



PURPOSE OF THE PROPOSAL. Northern Trust regularly reviews various options for structuring mutual funds. A primary purpose of investing in a Pooled Portfolio is to achieve possible operational efficiencies that may result when the assets of separate, but substantially similar, funds are managed on a commingled basis in the Pooled Portfolio. While neither the Board of Trustees nor Northern Trust has determined that any Fund should invest in a Pooled Portfolio, the Trustees believe that it could be in the best interests of the Funds to adopt such a structure to allow for investing by one or more of the Funds in a Pooled Portfolio at a future date.



At present, some of the Funds' fundamental investment restrictions and policies may prevent a Portfolio from investing all of its assets in another investment company. To avoid the costs associated with a subsequent Shareholder meeting, the Trustees recommend that Shareholders of each Fund vote to permit the assets of such Fund to be invested in a Pooled Portfolio, without an additional vote of Fund Shareholders, if the Trustees determine in the future that the adoption of a master-feeder structure is in the best interest of the Fund and its Shareholders. If Shareholders approve this proposal, any fundamental and non-fundamental restrictions and policies of the Funds that currently prohibit investment in securities of a single investment company would be appropriately modified to permit investment in Pooled Portfolios. These policies include, for example, the restrictions concerning a Fund acting as an underwriter and a Fund's investments in: (1) the securities of any one issuer; (2) securities of any issuer if more than 10% of such issuer's voting securities are held by a Fund; (3) companies for purposes of control; and (4) issuers in any one industry.



A Fund's methods of operation and Shareholder services would not necessarily be materially affected by its investment in a Pooled Portfolio, except that the assets of the Fund would be managed as part of a larger pool. If a Fund invested all of its assets in a Pooled Portfolio, it is currently anticipated that the Fund would hold only a single investment security and the Pooled Portfolio would directly invest in individual investment securities. The investment advisory and other services provided to a Fund by Northern Trust or its affiliates could continue to be provided by Northern Trust or its affiliates, but the investment advisory services would normally be provided to and paid for by the Pooled Portfolio rather than the Fund. The Trustees would retain the right to withdraw the Fund's investment from the respective Pooled Portfolio at any time. The Fund would then resume investing directly in securities as it does currently.



As stated above, the Trustees are not currently considering any proposal that any of the Funds adopt a master-feeder structure. The Trustees will authorize investing a Fund's assets in a Pooled Portfolio only if they determine that pooling is in the best interests of a Fund and its Shareholders and if they determine that the investment will not have material adverse tax or other consequences to the Fund or its Shareholders. In determining whether a Fund should invest in a Pooled Portfolio, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Portfolio if doing so would increase costs to Shareholders, unless they perceive a corresponding increase in benefits to Shareholders. There is no assurance that cost reductions or increased efficiencies will be achieved.


Northern Trust and its affiliates may benefit from the use of a Pooled Portfolio if overall assets are increased since Northern Trust's fees under its existing agreements are based, in part, on the amount of those assets. Also, Northern Trust's or its affiliates' expenses of providing investment and other services to a Fund may be reduced.


As stated above, the proposal will also allow the Funds to make other investments in the securities of other investment companies (not using the master-feeder structure) to the full extent permitted by the 1940 Act and the SEC. For example, although the 1940 Act permits each Fund to make such investments so long as not more than 3% of the total outstanding stock of any investment company is owned by the Fund and its affiliated persons, the fundamental investment restrictions of each Fund (except the Funds listed previously) provide that a Fund must limit its investments so that, with respect to 75% of its total assets, not more than 5% will be invested in the securities of any one issuer (with certain exceptions). The Board of Trustees believes that the removal of these restrictions with respect to investments in other investment company securities may be advantageous to the Funds. For example, a Fund that seeks to invest in foreign securities may choose to invest in World Equity Benchmark Shares-SM- ("WEBS"), which are issued by a registered investment company that invests directly in foreign issuers. Although Northern Trust anticipates that the investments of the Funds in investment company securities will not exceed 25% in the foreseeable future, the proposal, if approved, will give the Funds this latitude should Northern Trust deem the investments appropriate. As an investor in other investment companies, a Fund would indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. These fees and expenses would be in addition to the management fees and other expenses paid directly by the Fund.


PROPOSED FUNDAMENTAL POLICY AND RELATED AMENDMENT TO THE DECLARATION OF TRUST

In order to provide the Funds greater authority to invest in the securities of other investment companies as discussed above, the Trustees recommend that the Shareholders of each Fund approve the following fundamental policy:

    Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

The Trustees also recommend that the Shareholders approve the following amendment to the Massachusetts Declaration of Trust:

    Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies or pooled portfolios. Any such other investment company or pooled portfolio may (but need not) be a trust (formed under the laws of any state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, cause a Series that is organized in the master-feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

BOARD OF TRUSTEES EVALUATION AND RECOMMENDATION


The Trustees discussed the proposal regarding investments in other investment company securities preliminarily at a meeting held on November 17, 1999. At a meeting held on January 20, 2000, after considering the matters discussed above and other matters deemed to be relevant, the Trustees unanimously adopted and voted to recommend to the Shareholders that they approve the proposed new fundamental investment policy and related amendment to the Massachusetts Declaration of Trust set forth above. In taking this action and making this recommendation, the Trustees took into consideration that the proposed modifications may provide operational and investment efficiencies and facilitate the introduction of new investment portfolios of the Trust and, thereby, increase the investment options available to Shareholders.

Except as described in this Proxy Statement, approval of this Proposal 4 will not change any of the investment programs and services or operations that are described in the Funds' current Prospectus and this Proxy Statement.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE A NEW FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANY SECURITIES AND A RELATED AMENDMENT TO THE DECLARATION OF TRUST.

REQUIRED VOTE

In order for the new fundamental investment policy and related amendment to the Massachusetts Declaration of Trust to be effective for a Fund, they must be approved by the affirmative vote of a 1940 Act Majority of that Fund's outstanding Shares (described in Proposal 3). If they are not approved with respect to a Fund, the new fundamental investment policy and related amendment will not be effective for that Fund.

                               PROPOSALS 5(A)-(F)
            AMENDMENT OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

GENERAL

The Trustees recommend to the Shareholders of each Fund that they approve proposals to amend certain of the Funds' fundamental investment policies. These investment policies may be changed by a Fund only with the approval of a 1940 Act Majority of the outstanding Shares of that Fund.


One reason for the proposals is to adopt insofar as possible a uniform statement of fundamental investment policies for the mutual funds advised by Northern Trust and Northern Quantitative Advisors, Inc. This uniformity will facilitate comparison of different Funds' investment policies as well as administration of the policies. The proposals will also result in a clearer and simpler statement of these policies.


Another reason for amending the Funds' investment policies is to delete policies that were adopted in response to state "Blue Sky" laws and regulations limiting certain types of investment company practices and investments. States no longer have the power to enforce these restrictions, and the elimination of the restrictions may increase investment management flexibility for the Funds.


An additional reason for amending Funds' investment policies is to ensure that the Funds have the maximum borrowing flexibility that is possible under the 1940 Act.


The following is a summary of the proposed changes to the Funds' fundamental investment policies. The policies are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that Shareholders approve each of the proposals.

                                 PROPOSAL 5(A)
                        INVESTMENT POLICY ON COMMODITIES
                                  (ALL FUNDS)

The 1940 Act requires that the Funds have a fundamental investment policy regarding investments in commodities. While the Funds do not invest in physical commodities or commodity contracts, the Funds (other than the money market Funds identified below) may enter into financial futures contracts, options on futures and, in certain cases, currency contracts. Any financial futures contract or related option is currently considered to be a commodity contract. As a result of the continuing development of new types of investment products, it is possible that other types of financial instruments may also be deemed to be commodity contracts in the future.


The Funds' current fundamental investment policy regarding commodities provides that no Fund may "purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs or leases, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and (other than the money market Funds identified below) may enter into futures contracts and related options and forward currency exchange contracts in accordance with its investment objective and policies." The Trust's "money market" Funds are the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund.



The proposed amended fundamental investment policy is intended to provide a standardized policy for all of the Funds. It is also intended to ensure that the Trust's non-money market Funds are able to continue to enter into financial futures contracts and related options for hedging and other permissible purposes in the future, and to clarify that other types of financial instruments and contracts are permitted.



In addition, the proposed policy eliminates the existing restriction regarding investments in oil, gas and other mineral exploration or development programs. This restriction was previously imposed by state law and is no longer required.


As amended, each Fund's fundamental investment policy with respect to commodities would be as follows:

    The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.


As discussed in the Funds' Propectuses, investments in currency and financial instruments and contracts that are commodity contracts can present various leverage and other investment risks that may result in losses exceeding the amount invested by a Fund. The amended fundamental investment policy is not, however, expected to have a material effect on the Funds' current practices relating to these types of investments.


                                 PROPOSAL 5(B)
                  INVESTMENT POLICIES ON BORROWING AND LENDING
                                  (ALL FUNDS)


The Board of Trustees is recommending that Shareholders approve amendments to the Funds' fundamental investment policies on borrowing and lending.



PROPOSED CHANGES. Under the proposed amended borrowing investment policy a Fund will be permitted to: (1) borrow from banks, affiliated investment companies and other persons (if permitted by the SEC) in amounts up to 33 1/3% of its total assets or such other percentage permitted by law; and (2) borrow up to an additional 5% of its total assets for temporary purposes. In addition, the amended borrowing policy states expressly that a Fund may obtain short-term credits as necessary for the clearance of portfolio securities transactions and may purchase securities on margin. Finally, the amended policy expressly provides that a Fund will not issue senior securities to the extent such issuance would violate applicable law.

The Trust is proposing that these changes be made to allow the Funds to borrow money to the maximum extent permitted by law. The Trust is requesting shareholder approval on this proposal for several reasons. The Trust believes that each Fund will benefit from the flexibility of being able to borrow money from lenders other than banks. Additionally, each Fund may receive more favorable loan terms and incur fewer transaction costs because of this flexibility. The Trust believes that the proposed amendments to each Fund's investment restrictions will more clearly reflect current regulatory practice and will expand their borrowing opportunities.



In addition, the Trust believes these changes will provide each Fund with the flexibility to borrow from other Funds and other affiliated investment companies. Pursuant to its Agreement and Declaration of Trust and Bylaws, the Trust is not required to submit these potential interfund borrowing arrangements for shareholder approval, and therefore shareholders are not being asked to approve these arrangements. Instead, before a Fund may engage in interfund borrowing it will require an exemptive order from the SEC, as well as Trustee approval. The Funds currently do not have such an exemptive order and are not currently seeking one.



It should be noted that under the proposed amended policy, borrowings are not limited to extraordinary or emergency purposes or to enable the Trust to meet redemption requests, but may be used for investment leverage purposes. Leverage involves the risk that if the securities held by a Fund decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities.



CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT POLICIES. The Funds' current fundamental investment policy relating to borrowing is as follows:



        BORROWING. No Fund may borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of a Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of a Fund by enabling Northern Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Fund fall below 300% of its borrowings, Northern Funds will reduce the borrowings of such Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Funds may not enter into reverse repurchase agreements exceeding in the aggregate one-third of their respective total assets, and will not issue senior securities except as stated in their Prospectus or Statement of Additional Information.



As amended, the fundamental investment policy relating to borrowing for each Fund will provide as follows:



        BORROWING. No Fund may borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.



In addition, it is proposed that each Fund adopt a related amendment to its fundamental investment policy relating to lending to provide explicitly that each Fund may make loans to its affiliates (including affiliated investment companies) to the extent permitted by law. As amended, the fundamental investment policy relating to lending for each Fund will provide as follows:



        LENDING. No Fund may make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

                                 PROPOSAL 5(C)
                  INVESTMENT POLICY ON ISSUER DIVERSIFICATION
                                  (ALL FUNDS)



To be diversified under the 1940 Act, a Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities, repurchase agreements collateralized by U.S. Government securities or securities of other investment companies. Currently, all of the Funds are classified as "diversified" under the 1940 Act, except the International Fixed Income, California Municipal Money Market, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, which are classified as "non-diversified" under the 1940 Act.



The Funds that are classified as "diversified" have adopted a fundamental investment policy that is narrower than the 1940 Act restrictions described above in not listing as exclusions cash, cash items or (for some Funds) securities of other investment companies. In addition, the California Municipal Money Market Fund (but not the other Funds that are classified as "non-diversified") has adopted a fundamental investment policy that provides that the California Municipal Money Market Fund may not purchase the securities of any one issuer, other than U.S. Government obligations and repurchase agreements collateralized by such obligations, if immediately after the purchase more than 5% of the value of its total assets would be invested in the issuer (except that up to 50% of the value of its total assets may be invested without regard to this 5% limitation so long as no more than 25% of the value of its total assets are invested in the securities of any one issuer).



The proposal simplifies the wording of the current policy. As proposed, the policy would require diversification only to the extent required under the 1940 Act. All Funds, including the California Municipal Money Market Fund, that are classified as "non-diversified" would not have any fundamental investment policy concerning diversification.



It may be noted that additional diversification requirements are imposed upon all Funds in order to be treated as regulated investment companies for Federal tax purposes and still other diversification requirements are imposed by SEC regulations upon those Funds that are treated as money market funds. These requirements are not, however, required to be reflected in the proposed fundamental investment policy and will not be affected by the proposal.



The Trustees are, therefore, recommending that the Shareholders of each Fund approve the following uniform fundamental investment policy in place of the current policies of the Funds:


    The Fund may not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

                                 PROPOSAL 5(D)
                        INVESTMENT POLICY ON MORTGAGING
                                  (ALL FUNDS)

To comply with state securities laws in effect at the time of their organization, the Funds adopted a fundamental investment policy limiting their ability to mortgage or pledge assets. More particularly, this policy provides that the Funds may not "mortgage, pledge, or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings."


The Trustees believe that because this fundamental investment policy is no longer required and is obsolete, the investment policy should be eliminated.


                                 PROPOSAL 5(E)
                      INVESTMENT POLICY ON PUTS AND CALLS
      (ALL FUNDS EXCEPT THE SHORT-INTERMEDIATE U.S. GOVERNMENT, CALIFORNIA
 INTERMEDIATE TAX-EXEMPT, ARIZONA TAX-EXEMPT, HIGH YIELD MUNICIPAL, HIGH YIELD
           FIXED INCOME, SMALL CAP INDEX AND SMALL CAP GROWTH FUNDS)

To comply with state securities laws in effect at the time of their organization, many of the Funds also adopted a fundamental investment policy limiting their ability to write certain put and call options. More particularly, this policy provides that these Funds may not "write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities;

futures contracts; options on futures contracts; forward currency exchange contracts; short sales against the box; interest rate and currency swaps; and pair-off transactions."

This investment policy does not, however, apply to the following Funds that commenced operations after the time that states lost their authority to regulate mutual fund investments: the Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, Small Cap Index Fund and Small Cap Growth Fund. In addition, this restriction does not apply to any type of option, futures contract, forward contract, short sale, swap or pair-off transaction unless it involves a put, call or combination thereof written by a Fund.

The Trustees believe that because this investment policy is no longer required, is obsolete and is inconsistent with the investment policy of those Funds that have been recently organized, the investment restriction should be eliminated for all of the Funds.


The elimination of this fundamental investment policy is not expected to have a material effect on the Fund's investment practices.



                                 PROPOSAL 5(F)
                   INVESTMENT POLICY ON MUNICIPAL INVESTMENTS
                     (TAX-EXEMPT AND MUNICIPAL FUNDS ONLY)



As a matter of fundamental policy, the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds (the "Tax-Exempt Funds") are required to derive at least 80% of their respective annual gross incomes from municipal instruments except in extraordinary circumstances. Municipal instruments are debt instruments, the interest on which is, in the opinion of counsel (if any), exempt from regular Federal income tax. For these Funds, interest earned on AMT obligations ("private activity bonds") which may be treated as an item of tax preference to Shareholders under the Federal alternative minimum tax IS NOT deemed to be derived from municipal instruments for the purpose of determining whether the Funds meet this policy.



Similarly, as a matter of fundamental policy, the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds (the "Municipal Funds") are required to derive at least 80% of their respective annual gross incomes from municipal instruments except in extraordinary circumstances. For these Funds, interest earned on AMT obligations the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax IS deemed to be derived from municipal instruments for purposes of determining whether the Funds meet this policy.



The Trustees recommend that the Shareholders of the Tax-Exempt and Municipal Funds approve the amendment of their fundamental policies to provide that these Funds will invest at least 80% of their respective net assets in municipal instruments. Under the amended policies, investments in AMT obligations will be treated the same way as these investments are treated currently; that is, these investments will not be counted in determining whether the Tax-Exempt Funds meet their 80% policy, but will be counted in determining whether the Municipal Funds meet their 80% policy.



Northern Trust believes that the proposed revision will simplify calculations of the Tax-Exempt and Municipal Funds' holdings. A policy based upon a percentage of a Fund's net assets will be easier to monitor and control than a policy based upon a percentage of income since a Fund's income can vary due to a variety of factors. SHAREHOLDERS SHOULD NOTE THAT THE PROPOSED AMENDMENT TO THE TAX-EXEMPT AND MUNICIPAL FUNDS' FUNDAMENTAL POLICY DOES NOT INVOLVE ANY CHANGE IN THE INVESTMENT OBJECTIVES OF THESE FUNDS.



Therefore, the Board of Trustees recommends that Shareholders approve the proposal to amend the Tax-Exempt and Municipal Funds' fundamental policy to provide as follows:



    As a matter of fundamental policy, at least 80% of the net assets of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities.


BOARD OF TRUSTEES' RECOMMENDATION

The Trustees believe that each proposed amendment to the Funds' fundamental investment policies will more clearly reflect current regulatory practice, will increase investment management flexibility and will clarify and simplify the policies.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDED INVESTMENT POLICIES.

REQUIRED VOTE

Approval of each proposed amendment to a Fund's fundamental investment policies requires the affirmative vote of a 1940 Act Majority of that Fund's outstanding Shares (described in Proposal 3). If a proposed amendment is not approved with respect to a Fund, the corresponding current investment policy will continue in effect unchanged for that Fund.

                             ADDITIONAL INFORMATION

OTHER BUSINESS

As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE MEETING

A Proxy is revocable by a Shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal office), by executing a superseding Proxy or by attending the Meeting and voting in person. All valid Proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a Proxy and, if no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal(s). Any such adjournment will require the affirmative vote of a majority of the Shares of the Trust (or the affected
Fund) present and voting in person or
by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those Proxies required to be voted against any such proposal against any such adjournment. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement with respect to one or more Funds prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.


A majority of the Shares entitled to vote with respect to a proposal will be a quorum for the transaction of business with respect to that proposal at the Meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as Shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on a proposal has the same effect as a vote against Proposals 3, 4 and 5(A)-(F). If a broker or nominee holding Shares in "street name" indicates on the Proxy that it does not have discretionary authority to vote as to a particular proposal, those Shares will not be considered as present at the Meeting with respect to the proposal. Accordingly, a "broker non-vote" may affect the Trust's ability to achieve a quorum at the Meeting, and will also have the same effect as a vote against Proposals 3, 4 and 5(A)-(F).



Appendix B hereto sets forth the persons who owned beneficially more than 5% of the Shares of any Fund as of January 25, 2000, the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. (As shown in Appendix B, on the Record Date Northern Trust was the beneficial owner of a majority of the outstanding Shares of the various Funds because it possessed sole or shared voting power and/or investment power with respect to Shares on behalf of its customer accounts.) Northern Trust has advised the Trust that it intends to vote the Shares over which it has voting power "FOR" and "WITHHOLD ALL" in the election of each Trustee named in Proposal 1 in the same proportions as the total votes that are cast "FOR" and "WITHHOLD ALL" in such election by the other Shareholders of the Trust. Northern Trust has further advised the Trust that it intends to vote the Shares over which it has voting power "FOR" each of the other proposals listed in this Proxy Statement. (In certain instances, the votes cast by Northern Trust will be sufficient to approve the proposal regardless of the votes cast by other Shareholders of a Fund.)


MANNER AND COST OF PROXY SOLICITATION


Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of Northern Trust, PFPC and by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Trust.



Each Fund will bear its allocable portion of proxy solicitation expenses, including the cost of preparing and assembling materials used in connection with the solicitation of proxies. Northern Trust will bear all other mailing expenses associated with the solicitation of proxies and will reimburse correspondent banks, brokers and other similar record holders that have not entered into Shareholder Servicing Agreements for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.


SHAREHOLDER PROPOSALS


Neither the Massachusetts Trust nor the Delaware Trust is required, nor does either intend, to hold annual meetings of Shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees holding office has been elected by the Shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding Shares). Any Shareholders desiring to present a proposal for consideration at the next meeting for Shareholders of their Fund must submit the proposal in writing so that it is received by the appropriate Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at its address stated below under "Information About the Trust."


INFORMATION ABOUT DISTRIBUTOR AND CO-ADMINISTRATOR


Northern Funds Distributors LLC, the Trust's distributor, has offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PFPC Inc., the Trust's co-administrator, has offices at 4400 Computer Drive, Westborough, Massachusetts 01581.


INFORMATION ABOUT THE TRUST

The Trust currently has, and the Delaware Trust will have, its principal office at 50 South LaSalle Street, Chicago, Illinois 60675.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


February 7, 2000

                                   APPENDIX A


As of January 25, 2000 each Fund had the following number of Shares outstanding:



FUND                                                OUTSTANDING SHARES
----                                                ------------------
Growth Equity Fund................................       54,012,203
Income Equity Fund................................       16,933,120
International Growth Equity Fund..................       44,857,686
International Select Equity Fund..................       15,406,970
Mid Cap Growth Fund...............................       27,886,771
Select Equity Fund................................       12,686,589
Small Cap Fund....................................       16,303,075
Small Cap Growth Fund.............................       16,559,445
Small Cap Index Fund..............................       11,014,886
Stock Index Fund..................................       27,324,270
Technology Fund...................................       36,827,712
Arizona Tax-Exempt Fund...........................        5,731,037
California Intermediate Tax-Exempt Fund...........        9,489,319
California Tax-Exempt Fund........................       11,704,024
Fixed Income Fund.................................       65,569,273
Florida Intermediate Tax-Exempt Fund..............        4,217,614
High Yield Fixed Income Fund......................       14,284,189
High Yield Municipal Fund.........................        2,227,901
Intermediate Tax-Exempt Fund......................       68,719,506
International Fixed Income Fund...................        2,026,897
Short-Intermediate U.S. Government Fund...........        6,146,603
Tax-Exempt Fund...................................       52,053,458
U.S. Government Fund..............................       37,019,819
California Municipal Money Market Fund............      471,759,222
Money Market Fund.................................    5,779,528,107
Municipal Money Market Fund.......................    2,497,414,154
U.S. Government Money Market Fund.................      474,765,871
U.S. Government Select Money Market Fund..........    1,152,648,206

                                   APPENDIX B


As of January 25, 2000, The Northern Trust Company and/or its affiliates, 50 South LaSalle Street, Chicago, IL 60675, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding Shares of each Fund as follows:



                                                       AMOUNT AND
                                                      PERCENTAGE OF
                                                   OUTSTANDING SHARES
                                          -------------------------------------
                                                                  PERCENTAGE
FUND                                      AMOUNT OF SHARES       OF SHARES (%)
----                                      ----------------      ---------------
Growth Equity Fund......................      43,999,074               81%
Income Equity Fund......................      14,504,158               86%
International Growth Equity Fund........      41,187,534               92%
International Select Equity Fund........      13,623,190               88%
Mid Cap Growth Fund.....................      23,651,507               85%
Select Equity Fund......................       4,996,983               39%
Small Cap Fund..........................      13,057,701               80%
Small Cap Growth Fund...................      15,032,125               91%
Small Cap Index Fund....................      10,747,559               98%
Stock Index Fund........................      21,520,233               79%
Technology Fund.........................      23,557,356               64%
Arizona Tax-Exempt Fund.................       5,377,475               94%
California Intermediate Tax-Exempt
  Fund..................................       9,294,448               98%
California Tax-Exempt Fund..............      10,292,858               88%
Fixed Income Fund.......................      60,469,492               92%
Florida Intermediate Tax-Exempt Fund....       2,744,588               65%
High Yield Fixed Income Fund............      12,671,261               89%
High Yield Municipal Fund...............       1,908,565               86%
Intermediate Tax-Exempt Fund............      63,307,387               92%
International Fixed Income Fund.........       1,792,614               88%
Short-Intermediate U.S. Government
  Fund..................................       5,918,310               96%
Tax-Exempt Fund.........................      48,889,115               94%
U.S. Government Fund....................      33,238,161               90%
California Municipal Money Market
  Fund..................................     240,244,046               51%
Money Market Fund.......................   3,126,462,917               54%
Municipal Money Market Fund.............   1,391,443,242               56%
U.S. Government Money Market Fund.......      93,753,471               20%
U.S. Government Select Money Market
  Fund..................................     295,494,070               26%



In addition, as of January 25, 2000, the following persons or entities owned beneficially more than 5% of the outstanding Shares of the following Funds:

                                                                           AMOUNT AND PERCENTAGE
                                                                                     OF
                                                                             OUTSTANDING SHARES
                                                                      --------------------------------
                                                                        AMOUNTS          PERCENTAGE
                                       SHAREHOLDER NAME AND ADDRESS    OF SHARES        OF SHARES (%)
                                       -----------------------------  -----------      ---------------
  Select Equity Fund.................  Donaldson Lufkin & Jenrette      1,489,620            11.7%
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

  Small Cap Index Fund...............  Dupont JB                          814,894             7.4%
                                       P.O. Box 19688
                                       Miami, FL 33101-9688
                                       CCT Combs Funds                  1,530,784            13.9%
                                       222 North LaSalle Street
                                       Suite 1400
                                       Chicago, IL 60601
  Stock Index Fund...................  CCT Combs Funds                  2,249,292             8.2%
                                       222 North LaSalle Street
                                       Suite 1400
                                       Chicago, IL 60601

  Technology Fund....................  Donaldson Lufkin & Jenrette      2,099,933             5.7%
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

  Fixed Income Fund..................  CCT Combs Funds                  5,205,805             7.9%
                                       222 North LaSalle Street
                                       Suite 1400
                                       Chicago, IL 60601
  Florida Intermediate Tax-Exempt
    Fund.............................  Donaldson Lufkin & Jenrette        399,965             9.5%
                                       P.O. Box 2052
                                       Jersey City, NJ 07303
                                       Auto House Trust                   266,653             6.3%
                                       P.O. Box 19688
                                       Miami, FL 33101-9688

  High Yield Fixed
    Income Fund......................  William Graham                     758,569             5.3%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  California Municipal Money Market
    Fund.............................  Northern Trust Bank of          73,737,003            15.6%
                                       California, N.A.
                                       335 South Grand Avenue, Suite
                                       2600
                                       Los Angeles, Ca 90071

                                                                           AMOUNT AND PERCENTAGE
                                                                                     OF
                                                                             OUTSTANDING SHARES
                                                                      --------------------------------
                                                                        AMOUNTS          PERCENTAGE
                                       SHAREHOLDER NAME AND ADDRESS    OF SHARES        OF SHARES (%)
                                       -----------------------------  -----------      ---------------
  Money Market Fund..................  Short-Term Investment Fund of  945,040,000            16.4%
                                       The Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  Municipal Money Market Fund........  Northern Trust Bank of         577,590,975            23.1%
                                       Florida, N.A.
                                       700 Brickell Avenue
                                       Miami, FL 33131

  U.S. Government Money Market
    Fund.............................  Sunstone Financial Group        27,971,032             5.9%
                                       FBO Van Wagoner Funds
                                       207 E. Buffalo Street, Suite
                                       315
                                       Milwaukee, WI 53202
                                       Northern Trust Bank of          74,633,635            15.7%
                                       Florida, N.A.
                                       700 Brickell Avenue
                                       Miami, FL 33131
                                       Sahara Enterprises              27,739,256             5.8%
                                       c/o Northern Trust
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  U.S Government Select Money Market
    Fund.............................  Northern Trust Bank of         425,831,744            36.9%
                                       Florida, N.A.
                                       700 Brickell Avenue
                                       Miami, FL 33131
                                       Northern Trust Company          58,883,170             5.1%
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       JII/EEC Escrow Account          65,000,000             5.6%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

                                   APPENDIX C

As of November 30, 1999, the Nominees and officers of the Trust owned beneficially Shares of the Funds as set forth below.


                                                   NAME OF                AMOUNT OF       PERCENTAGE OF
FUND                                          BENEFICIAL OWNER             SHARES            SHARES
----                                 -----------------------------------  ---------      ---------------
Growth Equity(1)                     Raymond E. George                     310,142(7)           *
                                     Michael E. Murphy                       9,639(7)           *
                                     Stephen B. Timbers                     10,193              *

International Growth                 Stephen B. Timbers                      9,260              *

International Select Equity          Edward J. Condon, Jr.                   2,778              *

Mid Cap Growth(2)                    Edward J. Condon, Jr.                   4,292              *
                                     William J. Dolan, Jr.                   1,453              *
                                     Raymond E. George                      20,869(7)           *
                                     Stephen B. Timbers                     13,050              *

Select Equity(3)                     Edward J. Condon, Jr.                   1,684              *
                                     Michael E. Murphy                       6,531(7)           *
                                     Stephen B. Timbers                     12,176              *

Small Cap                            Michael E. Murphy                       6,255(7)           *

Small Cap Growth(4)                  Raymond E. George                      11,681(7)           *
                                     Stephen B. Timbers                     16,820              *

Stock Index                          Stephen B. Timbers                     87,691              *

Technology(5)                        Edward J. Condon, Jr.                   1,765              *
                                     William J. Dolan, Jr.                     221              *
                                     Michael E. Murphy                       1,371(7)           *
                                     Stephen B. Timbers                      9,082

High Yield Fixed Income              Stephen B. Timbers                     11,835              *

High Yield Municipal                 Stephen B. Timbers                     10,858              *

Tax-Exempt                           Stephen B. Timbers                     30,431              *

Money Market(6)                      Richard G. Cline                      625,120              *
                                     Raymond E. George                     106,810(7)           *
                                     Stephen B. Timbers                      7,748              *

Municipal Money Market               Raymond E. George                       7,891(7)           *

Tax-Exempt Money Market              William J. Dolan, Jr.                  14,606              *


------------

  *  Less than 1% of the Fund's outstanding shares.
(1) The total number of Shares beneficially owned by Messrs. George, Murphy and Timbers together was 329,974, which is less than 1% of the Fund's outstanding Shares.
(2) The total number of Shares beneficially owned by Messrs. Condon, Dolan, George and Timbers was 39,664, which is less than 1% of the Fund's outstanding Shares.
(3) The total number of Shares beneficially owned by Messrs. Condon, Murphy and Timbers together was 20,391, which is less than 1% of the Fund's outstanding Shares.

(4) The total number of Shares beneficially owned by Messrs. George and Timbers was 20,501, which is less than 1% of the Fund's outstanding Shares.
(5) The total number of Shares beneficially owned by Messrs. Condon, Dolan, Murphy and Timbers was 12,439, which is less than 1% of the Fund's outstanding Shares.
(6) The total number of Shares beneficially owned by Messrs. Cline, George and Timbers was 739,678, which is less than 1% of the Fund's outstanding Shares.
(7) The Nominee shares voting and investment power over these Shares with another person.

                                   APPENDIX D
                             AGREEMENT AND PLAN OF
                   REORGANIZATION, CONVERSION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the 8th day of February, 2000, by and between Northern Funds, a Massachusetts business trust (the "Registrant"), on behalf of each of its series (each a "Fund" and collectively the "Funds"), and Northern Funds (the "Trust"), a Delaware business trust.


This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Fund as a new series of the Trust (each a "Successor Fund" and collectively the "Successor Funds"). Each Reorganization will include the transfer of all of the assets of a Fund to a corresponding Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of shares of beneficial interest (herein referred to as "Shares") of the Successor Fund. The aggregate number of Shares of each subseries, if any (hereafter "class"), of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of beneficial interest ("Shares") of the corresponding Fund class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by each Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Fund Shares in exchange for those Fund Shares, in liquidation of each Fund, all upon the terms and conditions hereinafter set forth in this Agreement.


In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

    1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Fund. The Trust, on behalf of each Successor Fund, agrees that in exchange for all of the assets of the corresponding Fund: (1) the Successor Fund shall assume all of the liabilities of such

Fund, whether contingent or otherwise, then existing including, without limitation, all fees and expenses incurred in connection with the transactions contemplated hereby and (2) the Trust shall issue Successor Fund Shares to the Fund. The number of Successor Fund Shares of each class to be issued by the Trust on behalf of each Successor Fund will be identical to the number of Shares of the corresponding class and Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

    1.2 The assets of each Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.


    1.3 Immediately after delivery to each Fund of corresponding Successor Fund Shares, a duly authorized officer of Registrant shall cause each Fund, as the sole Shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent auditors;
(iii) approve an investment advisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement in effect with respect to the Fund immediately prior to the Closing of the reorganization, and
(iv) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Fund immediately prior to the Closing of the Reorganization, including any changes thereto approved by the Shareholders of the Fund at the meeting of Shareholders scheduled for March 21, 2000 (the "Shareholder Meeting").


    1.4 On the Closing Date each Fund will distribute in liquidation the Successor Fund Shares of each class to each Shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Fund pro rata in proportion to such Shareholder's beneficial interest in that class and in exchange for that Shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Fund on the Share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Funds which is due to such Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

    1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of The Northern Trust Company ("Northern Trust"), as the Trust's transfer agent.

    1.6 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Fund Shares on the books of any Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer.

    1.7 The legal existence of each Fund and the Registrant shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Fund and the Registrant shall not conduct any business except in connection with its liquidation and termination.

2.  VALUATION

    2.1 The value of each Fund's assets to be acquired by the Trust on behalf of the corresponding Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Fund's current prospectus(es) and statement of additional information.

    2.2 The value of full and fractional Successor Fund Shares of each class to be issued in exchange for each Fund's assets shall be equal to the value of the net assets of the corresponding class of such Fund on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

    2.3 All computations of value shall be made by Northern Trust (the "Custodian"), as custodian for the Funds and the Trust.

3.  CLOSING AND CLOSING DATE


    3.1 The transfer of each Fund's assets in exchange for the assumption by the corresponding Successor Fund of the Fund's liabilities and the issuance of Successor Fund Shares to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at such place and on such date (the "Closing Date") as the parties may agree in writing.


    3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

    4.1 Registrant represents and warrants, on behalf of itself and each Fund, as follows:

        4.1A. At the Closing Date, Registrant, on behalf of the Funds, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

        4.1B. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Fund enforceable in accordance with its terms, subject to the approval of each Fund's Shareholders;

        4.1C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Registrant, on behalf of the Funds, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

        4.1D. The Registrant will file with the Securities and Exchange Commission ("SEC") proxy materials (the "Proxy Statement") complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of its Shareholders to be called to consider and act upon the transactions contemplated herein.

    4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

        4.2A. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

        4.2B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms;

        4.2C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Funds of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

        4.2D. The Trust, on behalf of the Successor Funds, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT, THE FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

The obligations of Registrant, the Funds, the Trust and the Successor Funds are each subject to the conditions that on or before the Closing Date:

    5.1 This Agreement and the transactions contemplated herein shall have been approved by the Trustees of the Registrant and the Trust and by the requisite vote of the Registrant's Shareholders;

    5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or Registrant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, Funds, Registrant or Successor Funds, provided that either party hereto may waive any of such conditions for itself or its respective series;

    5.3 The Registrant and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

        5.3A. The transfer of all of the assets and liabilities of each Fund to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund, followed by the distribution in liquidation by the Fund of such Successor Fund Shares to the

    Fund Shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of
    Section 368(a)(1)(F) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        5.3B. No gain or loss will be recognized by any Fund upon (i) the transfer of all of its assets to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such Successor Fund Shares to the Fund Shareholders;

        5.3C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the corresponding Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

        5.3D. The tax basis of the assets acquired by a Successor Fund from its corresponding Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

        5.3E. The tax holding period of the assets of each Fund in the hands of its corresponding Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

        5.3F. Each Fund's Shareholders will not recognize gain or loss upon the exchange of all of their Shares of the Fund solely for Successor Fund Shares as part of the transaction;

        5.3G. The tax basis of the Successor Fund Shares received by Fund Shareholders in the transaction will be, for each Shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

        5.3H. The tax holding period of the Successor Fund Shares received by Fund Shareholders will include, for each Shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the exchange.

The Registrant and the Trust each agree to make and provide representations with respect to the Funds and the Successor Funds, respectively, that are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

6.  BROKERAGE FEES


The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, each represents and warrants to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.


7.  TERMINATION


This Agreement may be terminated by the mutual agreement of the Trust and Registrant and the parties may abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the Shareholders of the Registrant, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.


8.  AMENDMENT

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to that Fund's Shareholders under this Agreement to the detriment of such Fund Shareholders without their further approval. Without limiting the foregoing, in the event Shareholder approval of this Agreement and the transactions contemplated herein is obtained with respect to one or more Funds but not with respect to other Funds, with the result that the transactions contemplated by this Agreement may be consummated with respect to one or more, but not all, of the Funds, the Board of Trustees of the Registrant may, in the exercise of its sole and unilateral discretion, determine to either abandon this Agreement with respect to all of the Funds or direct that the transactions described herein be consummated to the degree the Board deems advisable and to the degree such transactions may be lawfully effected.

9.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

    9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    9.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    9.5 All persons dealing with the Trust, the Funds, Registrant or the Successor Funds must look solely to the property of the Trust, the Funds, Registrant or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Funds, Registrant or the Successor Funds, as neither the Trustees, officers, agents nor Shareholders of the Trust or Registrant assume any personal liability for obligations entered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

    9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Section 1.7.


    9.7 The Trust or the Registrant, after consultation with their respective counsel and by consent of their respective Boards of Trustees, Executive Committees or any officer, may waive any condition to their respective obligations hereunder if, in their or such officer's judgment, such waiver will not have a material adverse effect on the interests of the Shareholders of the Trust and the Registrant.


10.  NOTICES


Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Registrant or the Trust, each at 50 South LaSalle Street, Chicago Illinois 60675, Attention: Secretary.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                                 [SIGNATURE LINES OMITTED]

                          VOTE THIS PROXY CARD TODAY

                                 NORTHERN FUNDS
                            50 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60675

         Please fold and detach card at perforation before mailing


FUND NAME PRINTS HERE                                                                              SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF  SHAREHOLDERS (THE
"MEETING") OF THE TRUST TO BE HELD ON MARCH 21, 2000 AT 11:30 A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY,
DIRECTORS ROOM, 6TH FLOOR, 50 S. LASALLE STREET, CHICAGO, ILLINOIS 60675.

The undersigned hereby appoints Archibald King, Martin C. Gawne and Linda J. Hoard, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all shares of beneficial interest of the above-named Fund held of record by the undersigned on the record date for the Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT
DATED FEBRUARY 7, 2000.

                                                                                           PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                                             PROXY CARD PROMPTLY IN THE ENCLOSED
                                                                                                     POSTAGE-PAID ENVELOPE.

                                                                                         DATE:__________________, 2000
                                                                                         -----------------------------------------

                                                                                         -----------------------------------------
                                                                                          Signature(s), (Title(s), if applicable)

                                                                                          Please sign above exactly as name(s)
                                                                                          appear(s) hereon. Corporate or
                                                                                          partnership proxies should be signed in
                                                                                          full corporate or partnership name by
                                                                                          an authorized officer. Each joint owner
                                                                                          should sign personally.  When signing
                                                                                          as a fiduciary, please give full title
                           (Continued on reverse side of card)                            as such.
                                                                                                                               NF

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

         Please fold and detach card at perforation before mailing

          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.


PROPOSAL 1                                                                    FOR all             WITHHOLD
Election of Trustees                                                      nominees listed        AUTHORITY
                                                                        at left (except as    to vote for all
Richard G. Cline, Edward J. Condon, Jr., Wesley M. Dixon, Jr.,            marked to the       nominees listed
William J. Dolan, Jr., John W. English, Raymond E. George, Jr.,           contrary at left).       at left.
Sandra Polk Guthman, Michael E. Murphy, Mary Jacobs Skinner,
William H. Springer, Richard P. Strubel, Stephen B. Timbers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),                 / /                   / /
WRITE HIS OR HER NAME(S) ON THE LINE PROVIDED BELOW.

-------------------------------------------------------------
PROPOSAL 2                                                                     FOR                 AGAINST           ABSTAIN

To ratify or reject the selection of Arthur Andersen LLP as the                / /                   / /               / /
Trust's independent accountants for its fiscal year ending
March 31, 2000.

PROPOSAL 3

To approve an Agreement and Plan of Reorganization pursuant to                 / /                   / /               / /
which each Fund will be reorganized as a portfolio of Northern
Funds, a Delaware business trust.

PROPOSAL 4

To approve a new fundamental investment policy regarding investments           / /                   / /               / /
in other investment company securities and a related amendment to the Trust's Declaration of Trust.

PROPOSALS 5(A)-(F)

To approve amendments to the fundamental investment policies of the specified Funds:
A)   With respect to all Funds, the investment policy on commodities;          / /                   / /               / /
B)   With respect to all Funds, the investment policies on
     borrowing and lending;                                                    / /                   / /               / /
C)   With respect to all Funds, the investment policy on
     issuer diversification;                                                   / /                   / /               / /
D)   With respect to all Funds, the investment policy on
     mortgaging;                                                               / /                   / /               / /
E)   With respect to all Funds except the Short-Intermediate U.S.
     Government, California Intermediate Tax-Exempt, Arizona
     Tax-Exempt, High Yield Municipal, High Yield Fixed Income,
     Small Cap Index and Small Cap Growth Funds, the investment
     policy on puts and calls; and                                             / /                   / /               / /
F)   With respect to the Intermediate Tax-Exempt, California
     Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt,
     Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, High Yield
     Municipal, Municipal Money Market, and California Municipal
     Money Market Funds, the investment policy on municipal investments.      / /                   / /               / /
